Exhibit 10.6

[ING LOGO]

Banco Santander Central Hispano, S A
For the attention of Mr. Jose Antonio Alvarez and Mr. Jose Antonio Soler
Ciudad Grupo Santander
28660 Boadilla del Monte
Madrid
Spain

14 May 2007

Dear Sirs

Re:          ABN AMRO Holding N.V. - Standby Underwriting Commitment in favour of Santander

1.             We are writing in connection with the proposed participation of Banco Santander Central Hispano, S.A. (Santander) in a consortium comprising Santander, Fortis SA/NV and Fortis N.V. and The Royal Bank of Scotland Group plc (together, the Banks) formed for the sole purpose of acquiring the entire issued and to be issued share capital of ABN AMRO Holding N.V. (the Proposed Acquisition) on terms to be agreed by the Banks. In order to finance in part Santander’s participation in the Proposed Acquisition, Santander is contemplating effecting an equity offering to raise up to EUR 2,000,000,000 (the Financing Amount). The aggregate amount to be raised by Santander through the Rights Issue (as defined below) shall be determined by Santander in its sole discretion (and, for the avoidance of doubt, could be EURO (zero)) but the aggregate amount raised by Santander through the Rights Issue and through issuances of Relevant Securities (as such term is defined in the standby underwriting letter between Santander and ING Bank N.V. (“ING”) and dated the date hereof) and underwritten by ING may not exceed EUR 2,000,000,000.

2.             On the basis of and subject to the terms of this letter, ING hereby undertakes to underwrite an equity offering by way of Rights Issue (as defined below) by Santander to raise an amount not exceeding EUR 2,000,000,000 solely for the purposes of financing Santander’s participation in the Proposed Acquisition, and Santander undertakes to effect such equity offering, at such price as shall be determined by Santander and ING pursuant to paragraph 9 below.

3.             Santander hereby irrevocably undertakes (always subject to paragraphs 1 and 2 above):

(a)                     if the condition set out in paragraph 4 is fulfilled, to raise the Financing Amount by way of an issue of new Santander shares (New Santander Shares) to Santander’s existing shareholders by way of a rights issue (which, for the avoidance of doubt, includes any associated rump offering) structured in accordance with applicable Spanish corporate law (the Rights Issue);

(b)                    to take any and all actions which are necessary for such Rights Issue including, without limitation:

(i)                       preparing and submitting to any applicable stock exchange or exchanges or other regulatory authority or authorities in such jurisdictions, if any, which may be agreed by Santander and ING at the time of the Rights Issue based on Santander’s shareholding structure, a prospectus (and, if applicable, a registration statement) and/or other documents (including but not limited to public notices) and obtaining any necessary approvals and consents that may be required in connection with the Rights Issue under any applicable law or regulation in such jurisdictions;

(ii)                    providing ING and its advisers with all documentation, data and other information as ING may reasonably request in connection with customary due diligence to be performed for the purposes of the Rights Issue (which, for the avoidance of doubt, shall include the obligation to procure all necessary assistance from any of Santander’s directly or indirectly owned entities which will effect the Rights Issue and, where reasonably practicable, ABN AMRO Holding N.V., and where necessary, other members of the ABN AMRO Holding N.V., Group (as defined in paragraph 18 below), in each case, in connection therewith) and, upon reasonable notice and at reasonable times, reasonable access to its (and any of Santander’s directly or indirectly owned entities which will effect the Rights Issue, and where practicable and as applicable, ABN AMRO Holding N.V., and where necessary, other members of the ABN AMRO Holding N.V. Group) officers, employees, auditors, legal counsel, properties, offices and other facilities;

(iii)                 as soon as reasonably practicable (and in any event no later than 4 April 2008) following the approval by Santander’s board of directors of the making of a formal offer, together with the Banks, for the entire issued and to be issued share capital of ABN AMRO Holding N.V. (the ABN Offer), to convene an extraordinary general meeting of Santander at which the issue of such number of New Santander Shares as is necessary to raise the Financing Amount at the price determined in accordance with paragraph 9 below shall be submitted for approval by shareholders; and

(iv)                to instruct Santander’s (and, to the extent practicable and necessary, ABN AMRO Holding N.V., and where necessary, other members of the ABN AMRO Holding N.V. Group) auditors in relation to the accounting work to be undertaken (including the provision of comfort letters and, as applicable, opinions customarily given by auditors and/or reporting accountants, as the case may be) in connection with rights issues.

4.             The obligations of ING to underwrite a Rights Issue are conditional upon the Banks making a formal offer for the entire issued and to be issued share capital of ABN AMRO Holding N.V by no later than 5 June 2007.

5.             If the condition set out in paragraph 4 is not fulfilled, ING’s obligation to underwrite a Rights Issue shall terminate and no party to this letter shall have any claim against any other party to this letter for costs, damages, compensation or otherwise except that:

(a)                     such termination shall be without prejudice to any accrued rights or obligations under the terms of this letter; and

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(b)                    Santander shall pay the commissions, fees and expenses specified in the Side Letter (as defined below).

6.             ING shall be entitled, in its absolute discretion and upon such terms as it thinks fit, to extend the time provided for fulfilment of such condition in respect of all or any part of the performance thereof.

7.             If the condition set out in paragraph 4 is not fulfilled by no later than 5 June 2007 (or such other date resulting from the granting of any extension by ING pursuant to paragraph 6), the obligations of ING to underwrite a Rights Issue shall terminate (without prejudice to paragraph 12 below) and Santander shall have no claim against ING for costs, damages, compensation or otherwise that arise in connection therewith.

8.             If the ABN Offer lapses or expires, or if the Banks announce that the ABN Offer will not be made or has been terminated, or if all of the conditions to the ABN Offer are not satisfied or waived by 4 May 2008, this letter and the undertakings in it shall automatically terminate.

9.             Santander and ING acknowledge and agree that the issue price of the New Santander Shares proposed to be issued in connection with the Rights Issue will be determined by Santander and ING at the time the Rights Issue is launched, acting reasonably and in good faith and taking account of, amongst other things, the results of ING’s due diligence exercise, investor feedback, the then prevailing market conditions, the applicable Spanish company law requirements, the listing rules of Bolsa de Madrid (and, where relevant of the New York Stock Exchange and all other stock exchanges on which Santander’s shares are listed), the market price of a Santander share on Bolsa de Madrid immediately prior to launch, and customary discounts to market price, but Santander and ING also acknowledge that any such issue price must equal or exceed EUR 0.50 being the nominal value of the New Santander Shares (the Minimum Price).

10.

(a)                     Santander and ING undertake and agree to negotiate reasonably and in good faith the terms and conditions of an underwriting agreement to be entered into by the parties in connection with the Rights Issue (the Underwriting Agreement). The parties agree that the terms and conditions of the Underwriting Agreement will be customary for international rights issues, including, for example, the inclusion of an obligation for Santander to prepare a prospectus in compliance with the Spanish legal requirements and meeting international disclosure standards (and, if applicable, a registration statement), the provision of customary representations and warranties by Santander, the provision of comfort letters from Santander’s (and, if practicable and as applicable, ABN AMRO Holding N.V.) auditors in respect of any financial statements of Santander and any member of the ABN AMRO Holding N.V. Group forming part of any prospectus (or, if applicable, any registration statement), the provision of customary opinions and disclosure letters from Santander’s legal counsel and, where practicable, ABN AMRO Holding N.V. legal counsel, the provision of customary indemnities by Santander in favour of ING and any other banks which may be party to that Underwriting Agreement, the obtaining of irrevocable undertakings, customary conditions and termination provisions and customary force majeure provisions. In addition, the parties agree that the Underwriting Agreement will, if necessary, contain provisions to ensure that a Change of Control (as defined in

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paragraph 18 below) does not occur or a breach of the relevant legal or regulatory restrictions relating to a Change of Control does not occur. For the avoidance of doubt, the term “customary” when used in this paragraph 10 shall mean customary (a) for rights issues involving a distribution of securities into the United States, and (b) at the time the relevant Underwriting Agreement is entered into, and (c) for global investment banks of international repute.

(b)                    Any termination of the Underwriting Agreement shall be without prejudice to ING’s undertaking to underwrite an equity offering by Santander to raise an amount not exceeding EUR 2,000,000,000 pursuant to paragraph 2 in the event of any such termination, Santander and ING undertake and agree to negotiate reasonably and in good faith the terms and conditions of a new Underwriting Agreement on the basis set out in paragraph 10(a) but always subject to the term stated in paragraph 8.

11.           If Santander reasonably believes that ING;

(a)                     is not acting reasonably and in good faith or in accordance with paragraph 9 above in relation to the setting of the issue price of the New Santander Shares proposed to be issued in connection with the Rights Issue; and/or

(b)                    is not negotiating reasonably and in good faith the terms and conditions of the Underwriting Agreement in accordance with paragraph 10 above,

Santander will notify ING in writing of its belief and, if within 48 hours after receipt thereof by ING, there has not been reasonable and good faith action taken by ING to agree an issue price for the New Santander Shares that is more acceptable to Santander, Santander may then seek to agree a higher issue price (the Third Party Issue Price) and/or terms and conditions more favourable than those being offered by ING (the Third Party Terms), with a third party or third parties. If Santander is successful, it will notify ING of that Third Party Issue Price and/or those Third Party Terms. If, within 48 hours from receipt of such notice, ING has not confirmed in writing its agreement to manage and underwrite the Rights Issue at that Third Party Issue Price and/or to enter into the Underwriting Agreement on terms no less favourable to Santander than the Third Party Terms, then Santander’s undertakings contained in paragraphs 3(a) and (b) shall cease to apply and ING will cease to have any obligations under this letter.

12.           In consideration of ING entering into this letter and the letter of even date herewith (the Side Letter), Santander agrees to pay to ING certain fees as more particularly set out in the Side Letter.

13.           In addition to the fees payable pursuant to paragraph 12 above, Santander agrees to pay (or procure that the same is paid) to ING certain commissions as more particularly set out in the Underwriting Agreement (reflecting the terms of the Side Letter).

14.           Santander acknowledges and agrees that (a) ING may arrange for the offer of New Santander Shares pursuant to the Rights Issue in the United States pursuant to a registration statement, pursuant to Rule 801 of the U.S Securities Act of 1933, as amended (the Securities Act) or on a private placement basis to persons reasonably believed to be qualified institutional buyers (within the meaning of Rule 144A of the Securities Act), and (b) New Santander Shares offered outside the United States pursuant to the Rights Issue will be offered in reliance on Regulation S under the Securities Act.

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15.           No variation of the terms of this letter shall be effective unless in writing and signed by or on behalf of the parties.

16.           A person who is not party to this letter has no rights under the Contracts (Rights of Third Parties) Act 1999.

17.           Without prejudice to ING’s obligations to underwrite a Rights Issue, if the allotment, issue or delivery of New Santander Shares pursuant to the Underwriting Agreement or the performance by ING of its obligations under the Underwriting Agreement would give rise to a Change of Control, ING will give written notice to Santander, and ING and Santander will consult together and take all such steps as are necessary to ensure that a Change of Control does not occur or that the relevant legal and/or regulatory restrictions relating to a Change of Control are complied with (or otherwise not breached). Unless the parties agree otherwise, to the extent that the issue or delivery of New Santander Shares pursuant to the Underwriting Agreement or the performance by ING of its obligations under the Underwriting Agreement would give rise to a Change of Control or result in a breach of the relevant legal and/or regulatory restrictions relating to a Change of Control, the allotment, issue and delivery of such New Santander Shares to ING will be delayed until such time or times as may be requested by ING. No such delay in the allotment, issue and delivery of New Santander Shares will delay the due date for payment to Santander for such New Santander Shares. Santander agrees to issue the number of New Santander Shares requested by ING within three trading days of each such request end, if a dividend or other distribution is paid or made in respect of any New Santander Shares that are issued, to pay or distribute an equivalent amount to ING in respect of each New Santander Share that would have been issued but for a delay in its issue due to this paragraph.

18.           For the purposes of this letter:

(a)                     ABN AMRO Holding N.V. Group means ABN AMRO Holding N.V. and its subsidiary undertakings; and

(b)                    Change of Control means any circumstances arising pursuant to which ING acquires control of, or a controlling interest or qualified participation in, Santander, as such terms are defined under applicable Spanish law or by any analogous provision of foreign law or regulation.

19.           Nothing in this letter or the Side Letter prevents Santander (or any directly or indirectly owned entity of Santander) from issuing:

(a)                     securities (whether equity, debt or otherwise) for the purpose of raising funds which are not used to finance or refinance the Proposed Acquisition; or

(b)                    convertible securities convertible into new Santander shares which are marketed solely in the Spanish and/or Portuguese domestic market(s).

(c)                     Rights Issue and/or Relevant Securities for the purposes of financing the Proposed Acquisition but underwritten by entity/entities different from ING.

20.           This letter is confidential and is not to be disclosed by either party to nor relied on by any other person, except that each party may disclose a copy to its advisers and, in the case of Santander, to ABN AMRO Holding N.V. and its advisers on a non-reliance basis, on the

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condition that ABN AMRO Holding N.V. agrees to keep the existence and contents of this letter confidential. If either party is asked by the relevant regulatory authority in the Netherlands to disclose this letter to them, the relevant party may do so subject to obtaining the other party’s prior written consent.

21.           This letter may be entered into in any number of counterparts and by the parties to it on separate counterparts each of which when so executed and delivered shall be an original, but all counterparts shall together constitute one and the same instrument.

22.           This letter shall be governed by and construed in accordance with English law and the parties submit to the exclusive jurisdiction of the English Courts in relation to matters relating to this letter.

23.           Santander shall at all times maintain an agent for service of process and any other documents and proceedings in England or any other proceedings in connection with this letter and the Side Letter. Such agent shall be Banco Santander Central Hispano, S.A., London Branch of Banco Santander House, 100 Ludgate Hill, London EC4M 7NJ United Kingdom, and any claim form, judgment or other notice of legal process shall be sufficiently served on Santander if delivered to such agent at its address for the time being. If such process agent ceases to be able to act, Santander irrevocably undertakes to appoint another such agent with an address in England and advise ING of such change. If Santander fails to appoint another agent within 14 days, ING shall be entitled to appoint one on Santander’s behalf and at Santander’s expense.

24.           Please confirm your agreement with the terms of this letter by signing, dating and returning the enclosed copy of this letter to Mark de Graaf and Sergio Herrera, ING Equity Capital Markets, locationcode TR03.12, Foppingadreef 7, PO Box 1800, 1000 BV Amsterdam, The Netherlands at ING (fax no : +31 20 563 8543).

Yours faithfully,

For and on behalf of ING Bank N.V.

/s/ Eric Boyer de la Giroday
Name: Eric Boyer de la Giroday
Title: Executive Board Member

Accepted and Agreed,

For and on behalf of Banco Santander Central Hispano, S.A.

/s/ J.A. Álvarez
Name: J.A. Álvarez
Title: CFO
Date: 14/5/07

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[ING LOGO]

Banco Santander Central Hispano, S.A.
For the attention of Mr. Jose Antonio Alvarez and Mr. Jose Antonio Soler
Ciudad Grupo Santander
28660 Boadilla del Monte
Madrid
Spain

14 May 2007

Dear Sirs

Re:                Project Arran - Standby Underwriting Commitment in favour of Santander

1.             We are writing in connection with the proposed participation of Banco Santander Central Hispano, S.A. (Santander) in a consortium comprising Santander, The Royal Bank of Scotland Group plc, Fortis SA/NV and Fortis N.V. (together, the Banks) formed for the sole purpose of acquiring the entire issued and to be issued share capital of ABN AMRO Holding N.V. (the Proposed Acquisition) on terms to be agreed by the Banks. In order to finance in part Santander’s participation in the Proposed Acquisition, Santander is contemplating effecting (and/or procuring that one or more of its directly or indirectly owned entities effects) one or more issuances of Relevant Securities (as defined below) to raise up to EUR 2,000,000,000 (the Financing Amount). The aggregate amount to be raised by Santander (and/or by one or more directly or indirectly owned entities of Santander) through any issuance of Relevant Securities shall be determined by Santander in its sole discretion (and, for the avoidance of doubt, could be EURO (zero)) but the aggregate amount raised by Santander through all issuances of Relevant Securities and through the Rights Issue (as such term is defined in the standby equity underwriting letter between Santander and ING Bank N.V. (“ING”) and dated the date hereof) and underwritten by ING may not exceed EUR 2,000,000,000.

2.             On the basis of and subject to the terms of this letter, ING hereby undertakes to underwrite one or more issues of Relevant Securities by Santander (and/or by one or more directly or indirectly owned entities of Santander, provided that any issue of Relevant Securities by any such entity is fully and unconditionally guaranteed on a senior basis by Santander) to raise an amount not exceeding EUR 2,000,000,000 in aggregate solely for the purposes of financing Santander’s participation in the Proposed Acquisition, and Santander undertakes to effect (and/or procure that one or more of its directly or indirectly owned entities effects) such issues of Relevant Securities.

3.             Santander hereby irrevocably undertakes (subject to paragraphs 1 and 2 above):

(a)                     if the condition set out in paragraph 4 is fulfilled, to raise the Financing Amount through (and/or to procure that one or more of its directly or indirectly owned entities raises the Financing Amount through) one or more issues of mandatory convertible securities convertible into new Santander shares (the Relevant Securities);

(b)                    to take any and all actions which are necessary for the issue of such Relevant Securities including, without limitation:

(i)                       preparing and submitting, or procuring the preparation and submission, to any applicable stock exchange or exchanges or other regulatory authority or authorities in such jurisdictions, if any, as may be agreed by Santander and ING at the time of issue of the relevant Relevant Securities, a prospectus and/or other documents (including but not limited to public notices) and obtaining any necessary approvals and consents that may be required in connection with the issue of the relevant Relevant Securities under any applicable law or regulation in such jurisdictions;

(ii)                    providing ING and its advisers with all documentation, data and other information as ING may reasonably request in connection with customary due diligence to be performed for the purposes of the issue of the relevant Relevant Securities (which, for the avoidance of doubt, shall include the obligation to procure all necessary assistance from any of Santander’s directly or indirectly owned entities which will effect the issue of the relevant Relevant Securities and, where reasonably practicable, ABN AMRO Holding N.V., and where necessary, other members of the ABN AMRO Holding N.V. Group (as defined in paragraph 20 below), in each case, in connection therewith) and, upon reasonable notice and at reasonable times, reasonable access to its (and any of Santander’s directly or indirectly owned entities which will effect the issue of the relevant Relevant Securities, and where practicable and as applicable, ABN AMRO Holding N.V., and where necessary, other members of the ABN AMRO Holding N.V. Group) officers, employees, auditors, legal counsel, properties, offices and other facilities;

(iii)                 as soon as reasonably practicable following the approval by the board of directors of Santander  of the making of a formal offer, together with the Banks, for the entire issued and to be issued share capital of ABN AMRO Holding N.V. (the ABN Offer) (and in any event no later than 4 April 2008), to convene:

(A)                 a meeting of the board of directors of Santander (and procure that Santander’s relevant directly or indirectly owned entity or entities convene a meeting or meetings of its or their boards of directors or equivalent) at which the issue of the relevant Relevant Securities (and, if applicable, any subordinated guarantee or support agreement provided by Santander) is authorised; and

(B)                   where relevant and to the extent necessary, an extraordinary general meeting of Santander (and procure that Santander’s relevant directly or indirectly owned entity or entities convene an extraordinary general meeting or extraordinary general meetings) at which the issue of such number of shares as is necessary in connection with the issuance of any Relevant Securities shall be submitted for approval by shareholders;

(iv)                to liaise, as reasonably requested by ING or as otherwise may be necessary or appropriate, with the relevant tax authorities, Standard and Poors, Moody’s and Fitch Ibca, and the Bank of Spain in connection with the tax, rating agency and regulatory treatment of the issue of the relevant Relevant Securities;

(v)                   that where one or more of Santander’s directly or indirectly owned entities will effect any issue of Relevant Securities, Santander will fully and unconditionally guarantee such issue on a senior basis; and

(vi)                to instruct Santander’s (and its relevant directly or indirectly owned entity or entities’ and, to the extent practicable and necessary, ABN AMRO Holding N.V., and where necessary, other members of the ABN AMRO Holding N.V Group) auditors in relation to the accounting work to be undertaken (including the provision of comfort letters and, as applicable, opinions customarily given by auditors and/or reporting accountants, as the case may be) in connection with issues of the Relevant Securities in question.

4.             The obligations of ING to underwrite any issue of Relevant Securities is conditional upon the Banks making a formal offer for the entire issued and to be issued share capital of ABN AMRO Holding N.V. by no later than 5 June 2007.

5.             If the condition set out in paragraph 4 is not fulfilled, ING’s obligation to underwrite any issue of Relevant Securities shall terminate and no party to this letter shall have any claim against any other party to this letter for costs, damages, compensation or otherwise except that:

(a)                     such, termination shall be without prejudice to any accrued rights or obligations under the terms of this letter; and

(b)                    Santander shall pay the commissions, fees and expenses specified in the Side Letter (as defined below).

6.             ING shall be entitled, in its absolute discretion and upon such terms as it thinks fit, to extend the time provided for fulfilment of such condition in respect of all or any part of the performance thereof.

7.             If the condition set out in paragraph 4 is not fulfilled by 5 June 2007 (or the date resulting from the granting of any extension by ING pursuant to paragraph 6), the obligations of ING to underwrite any issue of Relevant Securities shall terminate (without prejudice to paragraph 11 below) and Santander shall have no claim against ING for costs, damages, compensation or otherwise that arise in connection therewith.

8.             If the ABN Offer lapses or expires, or if the Banks announce that the ABN Offer will not be made or has been terminated, or if all of the conditions to the ABN Offer are not satisfied or waived by 4 May 2008, this letter and the undertakings in it shall automatically terminate.

9.             Santander and ING acknowledge and agree that the terms of each issue of Relevant Securities (including, for the avoidance of doubt and without limitation, the identity of the issuer(s), the type of securities to be issued, the issue price, the coupon, the term, the denomination, the issue size, the status of the relevant Relevant Securities, the redemption terms, the negative pledge, the events of default, the covenants, the undertakings, the call provisions (if any), the conversion price (if relevant), the anti-dilution provisions (if relevant), the structure of the issue and the security package (if any)) will be determined by Santander and ING at the time of issue of the relevant Relevant Securities and Santander and ING undertake and agree to (and, where it is anticipated that one or more of Santander’s directly or indirectly owned entities will effect an issue of Relevant Securities, Santander agrees to procure that such entity or entities, as the case may be, will) determine those terms acting reasonably and in good faith and taking account of, amongst other things, customary terms for issues of such securities in the European market, the results of ING’s due diligence exercise, investor feedback, the then prevailing market conditions and the listing rules of the stock exchange(s) on which the relevant issue of Relevant Securities is to be listed and/or admitted to trading.

10 (a)      Santander and ING undertake and agree to (and, where it is anticipated that one or more of Santander’s directly or indirectly owned entities will effect an issue of Relevant Securities, Santander agrees to procure that such entity or entities, as the case may be, will) negotiate reasonably and in good faith the terms and conditions of the subscription agreement to be entered into in connection with each issue of Relevant Securities (each a Subscription Agreement). Santander and ING agree (and, where it is anticipated that one or more of Santander’s directly or indirectly owned entities will effect an issue of Relevant Securities, Santander agrees to procure that such entity or entities, as the case may be, will agree) that the terms and conditions of any Subscription Agreement will be customary for issues of Relevant Securities of the type proposed to be issued, including, for example, the inclusion of an obligation for Santander to prepare a prospectus in compliance with Directive 2003/71/EC (the Prospectus Directive) and/or the rules of the stock exchange(s) and/or other relevant regulatory authority responsible for regulating the market or exchange on which the relevant issue of Relevant Securities is to be listed and/or admitted to trading and meeting customary international disclosure standards, the provision of customary representations and warranties by Santander (and, where it is anticipated that one or more of Santander’s directly or indirectly owned entities will effect the issue of the relevant Relevant Securities, by such entity or entities), the provision of comfort letters from Santander’s auditors (and, where it is anticipated that one or more of Santander’s directly or indirectly owned entities will effect the issue of the relevant Relevant Securities, by such entity’s or entities’ auditors and, if practicable and as applicable, ABN AMRO Holding N.V. auditors) in respect of any financial statements of Santander (or such entity or entities and/or any member of the ABN AMRO Holding N.V. Group) forming part of any prospectus, the provision of customary opinions and disclosure letters from Santander’s legal counsel (and, where it is anticipated that one or more of Santander’s directly or indirectly owned entities will effect the issue of the relevant Relevant Securities, by such entity’s or entities’ legal counsel) and, where practicable, ABN AMRO Holding N.V. legal counsel, the provision of customary indemnities by Santander (and, where it is anticipated that one or more of Santander’s directly or indirectly owned entities will effect the issue of the relevant Relevant Securities, by such entity or entities) in favour of ING and any other banks which may be party to that Subscription Agreement, customary conditions, orderly market and termination provisions and customary force majeure provisions. In addition, the parties agree that any Subscription Agreement will, if necessary, contain provisions to ensure that a Change of Control (as defined in paragraph 20 below) does not occur or a breach of the relevant legal or regulatory restrictions relating to a Change of Control does not occur. For the avoidance of doubt, the term “customary” when used in this paragraph 10 shall mean customary (i) for issues of securities of the type proposed to be issued involving a distribution of securities into the United States, and (ii) at the time the relevant Subscription Agreement is entered into, (iii) for global investment banks of international repute of securities of the type proposed to be issued which may involve a distribution of securities into the United States or in the case of a Regulation S only issuance, a distribution of securities outside the United States, (iv) at the time the relevant Subscription Agreement is entered into, (v) for global investment banks of international repute, and (vi) which is consistent with any similar issues made by Santander and subscribed by ING.

(b)                    Any termination of a Subscription Agreement shall be without prejudice to ING’s undertaking to underwrite one or more issues of Relevant Securities by Santander (and/or by one or more directly or indirectly owned entities of Santander) pursuant to paragraph 2. In the event of any such termination, Santander and ING undertake and agree to negotiate reasonably and in good faith the terms and conditions of a new Subscription Agreement on the basis set out in paragraph 10(a) and always subject to the term stated in paragraph 8.

11.           If Santander reasonably believes that ING:

(a)                     is not acting reasonably and in good faith or in accordance with paragraph 9 above in relation to the determination of the issue price and/or other key terms of the Relevant Securities; and/or

(b)                    is not negotiating reasonably and in good faith the terms and conditions of the relevant Subscription Agreement in accordance with paragraph 10 above,

Santander will notify ING in writing of its belief and, if within 48 hours after receipt thereof by ING, there has not been reasonable and good faith action taken by ING to agree an issue price and/or the other relevant key terms of the relevant Relevant Securities that are more commercially acceptable to Santander. Santander may then seek to agree an issue price and/or the other key terms (the Third Party Issue Terms) and/or terms and conditions more favourable than those being offered by ING (the Third Party Terms), with a third party or third parties. If Santander is successful, it will notify ING of those Third Party Issue Terms and/or those Third Party Terms. If, within 48 hours from receipt of such notice, ING has not confirmed in writing its agreement to lead manage (jointly or solely) and underwrite the issue of the relevant Relevant Securities on the Third Party Issue Terms and/or to enter into the Subscription Agreement on terms no less favourable to Santander than the Third Party Terms, then Santander’s undertakings contained in paragraph’s 3(a) and (b) shall cease to apply and ING will cease to have any obligations under this letter.

12.           In consideration of ING entering into this letter and the letter of even date herewith (the Side Letter), Santander agrees to pay to ING certain fees as more particularly set out in the Side Letter.

13.           In addition to the fees payable pursuant to paragraph 12 above, Santander agrees to pay (or procure that the same is paid) to ING certain commissions as more particularly set out in the Subscription Agreement (reflecting the terms of the Side Letter).

14.           Santander acknowledges and agrees that (a) ING may arrange for the offer of any Relevant Securities in the United States to persons reasonably believed to be qualified institutional buyers (within the meaning of Rule 144A (Rule 144A) under the U.S. Securities Act of 1933, as amended (the Securities Act)) in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A or another exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and (b) Relevant Securities offered outside the United States will be offered in reliance on Regulation S under the Securities Act.

15.           No variation of the terms of this letter shall be effective unless in writing and signed by or on behalf of the parties.

16.           A person who is not party to this letter has no rights under the Contracts (Rights of Third Parties) Act 1999

17.           This letter is confidential and is not to be disclosed by either party to nor relied on by any other person, except that each party may disclose a copy to its advisers and, in the case of Santander, to ABN AMRO Holding N.V. and its advisers on a non-reliance basis, on the condition that ABN AMRO Holding N.V. agrees to keep the existence and contents of this letter confidential. If either party is asked by the relevant regulatory authority in the Netherlands to disclose this letter to them, the relevant party may do so subject to obtaining the other party’s prior written consent (not to be unreasonably withheld).

18.           Without prejudice to ING’s obligations to underwrite any issue of Relevant Securities, if the issue or delivery of Relevant Securities pursuant to a Subscription Agreement or the performance by ING of its obligations under a Subscription Agreement would give rise to a Change of Control, ING will give written notice to Santander, and ING and Santander will consult together and take all such steps as are necessary in order to ensure that a Change of Control does not occur or a breach of the relevant legal or regulatory restrictions relating to a Change of Control does not occur or that the relevant legal and/or regulatory restrictions relating to a Change of Control are complied with (or otherwise not breached). Unless the parties agree otherwise, to the extent that the issue or delivery of Relevant Securities pursuant to the Subscription Agreement or the performance by ING of its obligations under the Subscription Agreement would give rise to a Change of Control or result in a breach of the relevant legal and/or regulatory restrictions relating to a Change of Control, the issue and delivery of such Relevant Securities to ING will be delayed until such time or times as may be requested by ING. No such delay in the issue and delivery of Relevant Securities will delay the due date for payment to Santander for such Relevant Securities. Santander agrees to issue the number of Relevant Securities requested by ING within three trading days of each such request and, if an interest payment or other distribution is paid or made in respect of any Relevant Securities that are issued, to pay or distribute an equivalent amount to ING in respect of the Relevant Securities that would have been issued but for a delay in its issue due to this paragraph.

19.           For the purposes of this letter:

(a)                     ABN AMRO Holding N.V. Group means ABN AMRO Holding N.V. and its entity undertakings; and

(b)                    Change of Control means any circumstances arising pursuant to which ING acquires control of, or a controlling interest or qualified participation in, Santander as such terms are defined under applicable Spanish law or by any analogous provision of foreign law or regulation.

20.           Nothing in this letter or the Side Letter prevents Santander (or any directly or indirectly owned entity of Santander) from issuing:

(a)                     securities (whether equity, debt or otherwise) for the purpose of raising funds which are not used to finance or refinance the Proposed Acquisition; or

(b)                    mandatory convertible securities convertible into new Santander shares which are marketed solely in the Spanish and/or Portuguese domestic market(s).

(c)                     Relevant Securities and/or Rights Issue for the purpose of financing the Proposed Acquisition but underwritten by entity/entities different from ING.

21.           This letter may be entered into in any number of counterparts and by the parties to it on separate counterparts each of which when so executed and delivered shall be an original, but all counterparts shall together constitute one and the same instrument.

22.           This letter shall be governed by and construed in accordance with English law and the parties submit to the exclusive jurisdiction of the English Courts in relation to matters relating to this letter.

23.           Santander shall at all times maintain an agent for service of process and any other documents and proceedings in England or any other proceedings in connection with this letter and the Side Letter. Such agent shall be Banco Santander Central Hispano, S.A., London Branch of Banco Santander House, 100 Ludgate Hill, London EC4M 7NJ United Kingdom, and any claim form, judgment or other notice of legal process shall be sufficiently served on Santander if delivered to such agent at its address for the time being. If such process agent ceases to be able to act, Santander irrevocably undertakes to appoint another such agent with an address in England and advise ING of such change. If Santander fails to appoint another agent within 14 days, ING shall be entitled to appoint one on Santander’s behalf and at Santander’s expense.

24.           Please confirm your agreement with the terms of this letter by signing, dating and returning the enclosed copy of this letter to Mark de Graaf and Sergio Herrera at ING Equity Capital Markets, Locationcode TR 03.12, Foppingadreef 7, PO Box 1800, 1000 BV Amsterdam, The Netherlands (fax no.: +31 20 563 8543).

Yours faithfully,

For and on behalf of ING Bank N.V.

/s/ Eric Boyer de la Giroday
Name: Eric Boyer de la Giroday Title: Executive Board Memeber

Accepted and Agreed

For and on behalf of Banco Santander Central Hispano, S.A.

/s/ J.A. Álvarez
Name: J.A. Álvarez Title: CFO Date: 14/5/07